SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): June 1, 1998


                            NEOSE TECHNOLOGIES, INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


        Delaware                   0-27718                 13-3549286
    ---------------              ------------          -------------------
    (State or Other              (Commission            (I.R.S. Employer
    Jurisdiction of              File Number)          Identification No.)
     Incorporation)


           102 Witmer Road, Horsham, Pennsylvania            19044
          ----------------------------------------        ----------
          (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code: (215) 441-5890


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On June 1, 1998, Neose Technologies, Inc. (the "Company") entered into a Research and Development Agreement with the Pharmaceutical Research Institute of Bristol-Meyers Squibb Company, a Delaware corporation ("BMS"), to develop proprietary processes for the manufacture of complex carbohydrates for two cancer vaccines being developed by BMS (the "R&D Agreement"). The R&D Agreement provides for the Company to receive payments upon the completion of certain milestones. BMS may terminate the R&D Agreement upon ninety days prior written notice. If BMS decides to purchase any complex carbohydrates from the Company after commercializing either of its vaccines, the Company and BMS will need to negotiate the terms of a manufacturing supply agreement.

     On October 12, 1999, the Company entered into an Operating Agreement with McNeil PPC, Inc., acting through its division McNeil Specialty Products Company ("McNeil"), for the purpose of forming Magnolia Nutritionals LLC, a limited liability company organized under the laws of the State of Delaware, to develop the cost-effective production of certain complex carbohydrates (the "Operating Agreement"). The joint venture replaces and expands the previous research and development agreement between the Company and McNeil.

     On November 3, 1999, the Company entered into a Collaboration and License Agreement (the "Collaboration Agreement") with American Home Products Corporation, acting through its subsidiary company, Wyeth-Ayerst International Inc. ("Wyeth"), to develop and commercialize a bioactive milk-based carbohydrate for use in infant and pediatric nutritional formulas marketed by Wyeth. Under the Collaboration Agreement, the two companies will conduct a joint research and development program, with Wyeth's activities focused on use of the ingredient in its pediatric products, and with the Company's activities focused on the development of commercial scale manufacturing capabilities for the novel bioactive carbohydrate ingredient. The Collaboration Agreement provides for development fees payable to the Company prior to commercialization, and anticipates that the Company will manufacture and sell novel ingredients to Wyeth, and will receive royalties upon commercialization.

     The R&D Agreement, the Operating Agreement and the Collaboration Agreement are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K. This summary description of the transaction is qualified in its entirety by reference to the documents filed as exhibits hereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        Exhibit Number        Description
        --------------        -----------

             99.1* Research and Development Agreement, dated June 1, 1998, between Neose Technologies, Inc. and the Pharmaceutical Research Institute of Bristol-Myers Squibb Company.

             99.2* Operating Agreement of Magnolia Nutritionals LLC, dated October 12, 1999, between Neose Technologies, Inc. and McNeil PPC, Inc., acting through its division McNeil Specialty Products Company.

             99.3* Collaboration and License Agreement, dated November 3, 1999, between Neose Technologies, Inc. and American Home Products Corporation.


Explanation of Footnotes to List of Exhibits

* The Company has intentionally omitted portions of the exhibits from this filing. The Company has submitted an application for confidential treatment, which includes the omitted portions, to the Securities and Exchange Commission. The application for confidential treatment was filed as specified in Rule 24b-2 of the Securities Exchange Act of 1934.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEOSE TECHNOLOGIES, INC.


                                      By: /s/ P. Sherrill Neff
                                          -------------------------------------

                                          P. Sherrill Neff
                                          President and Chief Financial Officer

Dated: February 2, 2000

                                  Exhibit Index

Exhibit Number        Description
--------------        -----------

    99.1* Research and Development Agreement, dated June 1, 1998, between Neose Technologies, Inc. and the Pharmaceutical Research Institute of Bristol-Myers Squibb Company.

    99.2* Operating Agreement of Magnolia Nutritionals LLC, dated October 12, 1999, between Neose Technologies, Inc. and McNeil PPC, Inc., acting through its division McNeil Specialty Products Company.

    99.3* Collaboration and License Agreement, dated November 3, 1999, between Neose Technologies, Inc. and American Home Products Corporation.

* The Company has intentionally omitted portions of the exhibits from this filing. The Company has submitted an application for confidential treatment, which includes the omitted portions, to the Securities and Exchange Commission. The application for confidential treatment was filed as specified in Rule 24b-2 of the Securities Exchange Act of 1934.